EXHIBIT 99.1

                             EMPLOYMENT AGREEMENT

         This EMPLOYMENT AGREEMENT (the "Agreement") is entered into by and between Quipp, Inc. (the "Company") and John F. Connors, III (the "Executive") on August 10, 2005.

         WHEREAS, the Company and the Executive and Terence B. Connors (the "Sellers") have entered into a Share Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), pursuant to which Newstec, Inc. ("Newstec"), which is owned by the Sellers, will become a wholly owned subsidiary of the Company (the "Acquisition"); and

         WHEREAS, the Board of Directors of the Company has determined that it is in the best interest of the Company and its shareholders to employ the Executive as an executive of the Company as of the closing date of the Acquisition.

         WHEREAS, in accordance with the foregoing, the Company and Executive desire to enter into this Agreement to set forth the terms of Executive's employment with the Company.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Company and the Executive hereby agree as follows:

1.       Employment.
         ----------

         (a)      Term.
                  ----

                  (1) The term of this Agreement shall begin on the closing date of the Acquisition (the "Effective Date") and shall continue until the third anniversary of the Effective Date (the "Initial Term") unless sooner terminated as hereinafter provided. On or before the date that is one year before the expiration of the Initial Term or any Subsequent Term (as described below) (a "Renewal Date"), the Company may elect to extend the term of this Agreement for the period commencing on the Renewal Date and ending three years thereafter (the "Subsequent Term"). For example, if the Effective Date is September 1, 2005, the Initial Term will end on August 31, 2008 and the Renewal Date will be August 31, 2007. If the Company extends the term of the Agreement, the Subsequent Term will end on August 31, 2010. The Company may elect to extend the term of this Agreement as described above on or before the Renewal Date for the Initial Term and on or before each subsequent Renewal Date. Any notice of renewal of the Agreement shall be given to the Executive in writing pursuant to Section 14. For purposes of this Agreement, "Term" shall mean the Initial Term and any Subsequent Term.

                  (2) If the Company elects not to renew the Agreement, the Agreement will continue in effect according to its terms until the end of the then current Term, at which time the Agreement shall terminate. In no event shall the expiration or non-renewal of this Agreement be deemed a termination of the Executive's employment for purposes of this Agreement, including a termination without Cause for purposes of Section 5.

         (b)      Duties.
                  ------

                  (1) The Executive shall serve initially as the Vice President-Corporate Development of the Company and as the President of Newstec, and in such other positions as the Board of Directors of the Company (the "Board") determines, with the reasonable duties, responsibilities and authority commensurate therewith. The Executive shall report to the President and Chief Executive Officer of the Company (the "CEO"). The Executive shall perform all duties and accept all responsibilities incident to such positions as may be reasonably assigned to him by the CEO or by the Board, consistent with his positions. Until the first anniversary of the Effective Date, the Executive shall have his principal office within twenty (20) miles of Newstec's current principal office unless otherwise mutually agreed by the parties hereto. Thereafter, the Executive's principal office will be within the greater Miami, Florida area. The Company agrees to reimburse the Executive for hotel expenses incurred at a Marriott Courtyard or similar hotel while in the greater Miami, Florida area through December 31, 2006 and to reimburse the Executive for weekly round-trip airfare from Boston, Massachusetts or New York, New York to the greater Miami, Florida area for the Term.

                  (2) The Executive represents to the Company that he is not subject to or a party to any employment agreement, non-competition covenant, understanding or restriction which would be breached by or prohibit the Executive from executing this Agreement and performing fully his duties and responsibilities hereunder.

         (c) Best Efforts. During the Term, the Executive shall devote his best efforts and full time and attention to promote the business and affairs of the Company and its affiliated companies, and shall be engaged in other business activities only to the extent that such activities do not materially interfere or conflict with his obligations to the Company hereunder, including, without limitation, obligations pursuant to Section 10 below. The foregoing also shall not be construed as preventing the Executive from serving on civic, educational, philanthropic or charitable boards or committees, or, if the Board consents, on corporate boards, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities hereunder and are permitted under the Company's Code of Conduct and employment policies.

2.       Compensation.
         -------------

         (a) Base Salary. As compensation for the services to be rendered hereunder, the Company shall pay to the Executive an annual base salary at the minimum rate of $200,000 ("Base Salary"). This amount shall be subject to an upward adjustment at such time as the Board may determine after the second anniversary of the Effective Date. The Executive's Base Salary shall be paid in accordance with the Company's existing payroll policies, and shall be subject to applicable withholding taxes.

         (b) Annual Bonus. The Executive shall be eligible for a discretionary annual bonus under the Management Incentive Plan established by the Compensation Committee of the Board (the "Compensation Committee") from time to time. The performance goals, targets and other terms of the discretionary annual bonus shall be determined by the Compensation Committee and may be based on considerations of overall Company financial results, achievement of specified Company or departmental goals and achievement of specified personal objectives for performance based on a completed fiscal year. Notwithstanding the foregoing, the first two annual bonuses awarded under this Agreement in no event shall be at a rate less than $15,000 per year.

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

3.       Employee Benefits and Vacation.
         ------------------------------

         (a) Retirement and Welfare Benefits. The Executive shall be entitled to participate in the Company's health, life insurance, long and short-term disability, dental, retirement, savings, and medical programs, if any, pursuant to their respective terms and conditions. Nothing in this Agreement shall preclude the Company or any affiliate of the Company from terminating or amending any employee benefit plan or program from time to time after the Effective Date.

         (b) Vacation. The Executive shall be entitled to vacation, holiday and sick leave at levels commensurate with those provided to other senior executive officers of the Company, in accordance with the Company's vacation, holiday and other pay for time not worked policies; provided that in no event shall the Executive be entitled to less than twenty (20) vacation days per year.

4. Expenses. The Company shall reimburse the Executive for all necessary and reasonable travel and other business expenses incurred by the Executive in the performance of his duties hereunder in accordance with such reasonable accounting procedures as the Company may adopt generally from time to time for executives. The Executive shall be entitled to the use of the automobile of Newstec that he is currently using. The Company understands and acknowledges that the Executive may elect to obtain his own similar replacement automobile after the expiration of one year from the Effective Date, and at such time he will be entitled to an automobile allowance of $1,000 per month. In all events, the Executive will be entitled to (i) reimbursement for tolls incurred while the automobile is being used for Company business and (ii) the prevailing Internal Revenue Service rate for all miles driven for Company business.

5. Termination Without Cause. If the Executive's employment is terminated by the Company without Cause (as defined in Section 9) during the Term, the provisions of this Section 5 shall apply.

         (a) The Company may terminate the Executive's employment with the Company at any time without Cause upon not less than 30 days' prior written notice to the Executive; provided that in the event that such notice is given, the Executive shall be under no obligation to render any additional services to the Company and shall be allowed to seek other employment. On the date of termination specified in such notice, the Executive agrees to resign all positions, including as an officer and, if applicable, as a director, related to the Company and its parents, subsidiaries and affiliates.

         (b) Unless the Executive complies with the provisions of Section 5(c) below, upon termination under Section 5(a) above, the Executive shall be entitled to receive (i) any earned but unpaid compensation and (ii) the amount due to the Executive under the Company's then current severance pay plan for employees, if any, but only to the extent not conditioned on the execution of a release by the Executive. No other payments or benefits shall be due under this Agreement to the Executive, but the Executive shall be entitled to any benefits accrued and due in accordance with the terms of any applicable benefit plans and programs of the Company and applicable law.

         (c) Notwithstanding the provisions of Section 5(b)(ii), if the Executive's employment is terminated as described in Section 5(a) above and the Executive executes and does not revoke a written release as described in subsection (e) below (the "Release"), the Executive shall be entitled to receive, in lieu of the payments described in Section 5(b)(ii) and any payments due under any severance plan or program for employees or executives, the following amounts:

                  (1) An amount equal to the Executive's Base Salary (at the rate in effect immediately before the Executive's termination) for the balance of the then existing Term, which shall be payable in installments in accordance with the Company's normal payroll practices and, if applicable, the Minimum Bonus payable under the last sentence of 2(b).

                  (2) Any benefits accrued and due under any applicable benefit plans and programs of the Company.

         (d) Payment of the amounts described in subsection (c)(1) shall begin immediately after the end of the revocation period for the Release or, if required by section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), six months after the date of the Executive's termination of employment with the Company. If payment is delayed pursuant to section 409A of the Code, the first payment after the end of the six-month period shall include the installments that would otherwise have been paid for the six-month postponement period.

         (e) The Release shall be in a form acceptable to the Company, but substantially in the form attached hereto as Exhibit A (subject to adjustments reasonably determined by the Company to be necessary to comply with applicable law at the time of the Executive's termination), and shall be a release of any and all claims against the Company and all related parties with respect to all matters arising out of the Executive's employment by the Company, or the termination thereof (other than amounts payable under subsection (c) of this Section 5).

6. Voluntary Termination. The Executive may voluntarily terminate his employment for any reason upon 30 days' prior written notice. In such event, after the effective date of such termination, no payments shall be due under this Agreement, except that the Executive shall (a) be paid all earned and unpaid compensation and (b) receive benefits accrued and due under any applicable benefit plans and programs of the Company and applicable law; provided that, if the Executive terminates his employment as a result of a significant diminution in the duties and responsibilities from those initially contemplated in Section 1(b)(1) or a material breach by the Company of the provisions of this Agreement that is not cured within thirty (30) days of written notice to the Company, then, in any such event, the Executive shall be entitled to the amounts specified in Section 5(c)(1).

7. Disability. If the Executive incurs a disability under the Company's long-term disability plan ("Disability"), the Executive's employment shall terminate on the date of Disability or such later date as the Company determines according to Company policy. If the Executive's employment terminates on account of his Disability, no payments shall be due under this Agreement after the effective date of termination, except that Executive shall (a) be paid all earned and unpaid compensation and (b) receive any benefits accrued and due under any applicable benefit plans and programs of the Company and applicable law.

8. Death. If the Executive dies while employed by the Company, the Executive's employment shall terminate on the date of death and the Company shall pay to the Executive's executor, legal representative, administrator or designated beneficiary, as applicable, any benefits accrued and due under any applicable benefit plans and programs of the Company or applicable law. Otherwise, the Company shall have no further liability or obligation under this Agreement to the Executive's executors, legal representatives, administrators, heirs or assigns or any other person claiming under or through the Executive.

9. Cause. The Company may terminate the Executive's employment at any time for Cause (as defined below) upon written notice to the Executive, in which event all payments under this Agreement shall cease, except for all earned and unpaid compensation and any benefits accrued and due under any applicable benefit plans and programs of the Company and applicable law. For purposes of this Agreement, "Cause" shall mean any of the grounds for termination of the Executive's employment listed below:

         (a) The Executive shall have been indicted for, convicted of, or pleads nolo contendere to, a felony or a crime involving fraud, misrepresentation or moral turpitude;

         (b) The Executive's fraud, dishonesty, theft or misappropriation of funds in connection with his duties hereunder; or

         (c) Gross negligence or willful misconduct in the performance (or lack of performance) of the Executive's duties hereunder (which may include grossly negligent or willful failure to comply with this Agreement or the Company's Code of Conduct or employment policies, as in effect from time to time) unless cured within thirty (30) days after the Executive's receipt of written notice thereof.

10.      Restrictive Covenants.
         ---------------------

         (a) Covenant Not to Compete. The Executive hereby agrees that, during the Executive's employment with the Company Group (as defined below) and thereafter during the Restriction Period (as defined below), the Executive will not, at any time, directly or indirectly, engage in, or have any interest on behalf of itself or others in any person or business other than the Company Group (whether as an employee, officer, director, agent, security holder, creditor, partner, joint venturer, beneficiary under a trust, investor, consultant or otherwise) that engages within the Restricted Territory (as defined below) any of those business activities in which the Company Group is engaged or has been engaged in the last 12 months. The "Restriction Period" for purposes of this Agreement is the period commencing on the Effective Date and ending on the last to occur of (i) the fifth anniversary of the Effective Date,
(ii) two years after the date of the Executive's termination of employment with the Company Group, or (iii) two years after any salary continuation payments described in Section 5(c)(1) end; provided that the Restriction Period shall end if the Company fails to pay amounts due and owing to the Executive under this Agreement unless such failure is cured within twenty (20) days after the Company's receipt of written notice of such failure. The "Restricted Territory" means anywhere in the United States, Canada and Mexico. Notwithstanding the foregoing, and provided that such activities do not interfere with the fulfillment of the Executive's obligations, the Executive may acquire solely as an investment not more than 2% of any class of securities of any competing entity if such class of securities is listed on a national securities exchange


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

or on the Nasdaq system so long as the Executive remains a passive investor in such entity.

         (b) Hiring of Employees. During the Executive's employment with the Company Group and thereafter during the Restriction Period, the Executive hereby agrees that the Executive will not directly or indirectly (unless on behalf of the Company Group) solicit for employment, or hire or offer employment to, (i) any employee of the Company Group unless the Company Group first terminates the employment of such employee or (ii) any person who at any time during the 180-day period prior to the termination of the Executive's employment with the Company Group was an employee of the Company Group.

        (c) Non-Solicitation. The Executive hereby agrees that, during the Executive's employment with the Company Group and thereafter during the Restriction Period, the Executive will not directly or indirectly (unless on behalf of the Company Group) call on or solicit for the purpose of selling services or products of a type offered by the Company Group or divert or take away from the Company Group (including, by divulging any identity to any competitor or potential competitor of the Company Group) any person or entity who is at that date (if such action occurs during the Executive's employment with the Company Group) or at the date of termination of the Executive's employment was, or at any time during the 12-month period prior to either such date had been, a customer of the Company Group or whose identity is known to the Executive at either such date as one whom the Company Group intends to solicit within the succeeding year.

         (d) Proprietary Information. At all times, the Executive will hold in strictest confidence and will not disclose, use, lecture upon or publish any of the Company Group's Proprietary Information (defined below), except as such disclosure, use or publication may be required in connection with the Executive's work for the Company Group, unless the Board expressly authorizes such disclosure in writing or unless such disclosure is required by law or in a judicial or administrative proceeding, in which event the Executive shall promptly notify the Board of the required disclosure and assist the Company Group if it determines to resist the disclosure. "Proprietary Information" shall mean any and all confidential or proprietary knowledge, data or information of the Company Group, including but not limited to information relating to financial matters, investments, budgets, business plans, marketing plans, personnel matters, business contacts, products, processes, know-how, designs, methods, improvements, discoveries, inventions, ideas, data, programs, and other works of authorship other than any of the foregoing that becomes generally available to the public other than through the Executive's breach of this Agreement.

         (e) Invention Assignment. The Executive agrees that all inventions, innovations, improvements, developments, methods, designs, analyses, reports, and all similar or related information which relates to the Company Group's actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by Executive while employed by any entity within the Company Group, whether or not patented ("Work Product") belong to the Company Group. The Executive will promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board (whether during or after the Term) to establish and confirm such ownership (including, without limitation, assignments, consents, powers of attorneys and other instruments).

         (f) Return of Company Property. Upon termination of the Executive's employment with the Company Group for any reason whatsoever, voluntarily or involuntarily, and at any earlier time the Company requests, the Executive will deliver to the person designated by the Company Group all originals and copies of all documents and property of the Company Group in the Executive's possession, under the Executive's control or to which the Executive may have access. The Executive will not reproduce or appropriate for the Executive's own use, or for the use of others, any property, Proprietary Information or Work Product.

         (g) Company Group. For purposes of this Agreement, the term "Company Group" means the Company, Newstec and all of their parents, subsidiaries, affiliates and successors.

11. Legal and Equitable Remedies. Because the Executive's services are personal and unique and the Executive has had and will continue to have access to and has become and will continue to become acquainted with the Proprietary Information of the Company Group, and because any breach by the Executive of any of the restrictive covenants contained in Section 10 would result in irreparable injury and damage for which money damages would not provide an adequate remedy, the Company Group shall have the right to enforce Section 10 and any of its provisions by injunction, specific performance or other equitable relief, without bond and without prejudice to any other rights and remedies that the Company Group may have for a breach, or threatened breach, of the restrictive covenants set forth in Section 10. The Executive agrees that in any action in which the Company Group seeks injunction, specific performance or other equitable relief, the Executive will not assert or contend that any of the provisions of Section 10 are unreasonable or otherwise unenforceable. The Executive irrevocably and unconditionally (a) agrees that any legal proceeding arising out of this paragraph may be brought in the United States District Court for the Southern District of Florida, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Miami-Dade County, Florida, (b) consents to the non-exclusive jurisdiction of such court in any such proceeding, and (c) waives any objection to the laying of venue of any such proceeding in any such court. The Executive also irrevocably and unconditionally consents to the service of any process, pleadings, notices or other papers. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any legal proceeding by mailing or delivering a copy thereof in the manner and at the address specified in Section 14 below, and agrees that such service shall constitute good and sufficient service of process and notice thereof.

12. Survival. The respective rights and obligations of the parties hereunder shall survive the termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

13. No Mitigation or Set Off. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and such amounts shall not be reduced, regardless of whether the Executive obtains other employment. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or others.

14. Notices. All notices referred to in this Agreement shall be given in writing and shall be effective if given by (a) personal delivery; (b) facsimile, when transmitted to the telecopy number below and an appropriate facsimile confirmation is received; (c) registered or certified mail, postage-paid, when received by a party at its address listed below (return receipt requested); or
(d) delivered by an express courier (with confirmation) to a party at its address listed below:

         If to the Company, to:

                  Quipp, Inc.
                  4800 N.W. 157 Street
                  Miami, FL  33014
                  Telephone: (305) 623-8700  ext-355
                  Facsimile: (305) 628-4402
                  Attention:  Chief Executive Officer

         With a required copy to:

                  Morgan, Lewis & Bockius LLP
                  1701 Market Street
                  Philadelphia, PA  19103-2921
                  Telephone:  (215) 963-5224
                  Facsimile:  (215) 963-5001
                  Attention: Alan Singer, Esquire

         If to the Executive, to the most recent address on file with the Company.

or to such other names or addresses as the Company or the Executive, as the case may be, shall designate by notice to each other person entitled to receive notices in the manner specified in this Section.

15. Withholding. All payments under this Agreement shall be made subject to applicable tax withholding, and the Company shall withhold from any payments under this Agreement all federal, state and local taxes as the Company is required to withhold pursuant to any law or governmental rule or regulation. The Executive shall bear all expense of, and be solely responsible for, all federal, state and local taxes due with respect to any payment received under this Agreement.

16. Remedies Cumulative; No Waiver. No remedy conferred upon a party by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given under this Agreement or now or hereafter existing at law or in equity. No delay or omission by a party in exercising any right, remedy or power under this Agreement or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy or power may be exercised by such party from time to time and as often as may be deemed expedient or necessary by such party in its sole discretion.

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

17. Assignment. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of the Executive under this Agreement are of a personal nature and shall not be assignable or delegable in whole or in part by the Executive. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Company, within 15 days of such succession, expressly to assume and agree to perform this Agreement in the same manner and to the same extent as the Company would be required to perform if no such succession had taken place and the Executive acknowledges that in such event the obligations of the Executive hereunder, including but not limited to those under Sections 10 and 11, will continue to apply in favor of the successor.

18. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto and supersedes any and all prior agreements and understandings concerning the Executive's employment by the Company or Newstec. This Agreement may be changed only by a written document signed by the Executive and the Company.

19. Severability. In the event of litigation involving this Agreement, if a court of competent jurisdiction determines that the duration or scope of Section 10 is too long or broad in any respect, then the duration or scope shall be deemed to be reduced or narrowed to such duration or scope as is found lawful and reasonable by such court. The Executive acknowledges, however, that Section 10 has been negotiated by the parties and that the geographical and time limitations, as well as the limitation on activities, are reasonable in light of the circumstances pertaining to the Company. The Executive agrees that if any provision of this Agreement is construed to be invalid or unenforceable, the remaining provisions of this Agreement shall not be affected and the remaining provisions will have full force and effect without regard to the invalid or unenforceable portions.

20. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive and procedural laws of the state of Florida without regard to rules governing conflicts of law.

21. Counterparts. This Agreement may be executed in any number of counterparts (including facsimile counterparts), each of which shall be an original, but all of which together shall constitute one instrument.

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

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                   QUIPP, INC.

                                   By:      /s/      Michael Kady
                                      -------------------------------------
                                      Michael Kady
                                      President and Chief Executive Officer

                                   EXECUTIVE

                                            /s/      John F. Connors, III
                                      -------------------------------------
                                      John F. Connors, III

                                    EXHIBIT A

                                 GENERAL RELEASE

1. General Release. I, ____________, for and in consideration of the commitments of Quipp, Inc. (the "Company") under the Employment Agreement between the Company and me dated August 10, 2005 (the "Agreement") and intending to be legally bound, do hereby REMISE, RELEASE AND FOREVER DISCHARGE the Company, and its respective affiliates, subsidiaries and parents, and its and their respective officers, directors, partners, shareholders, employees, and agents, and their respective successors, predecessors, assigns, heirs, executors, and administrators (collectively, the "Company Releasees") from all causes of action, suits, debts, claims and demands whatsoever in law or equity, that I ever had, now have, or hereafter may have, or which my heirs, executors or administrators hereafter may have, whether known or unknown, suspected or unsuspected, apparent or concealed, by reason of any matter, cause or thing whatsoever, at any time prior to the date I sign this General Release, and particularly, but without limitation of the foregoing general terms, any claims arising from or relating in any way to my employment relationship with the Company Group (as defined in the Agreement) or the termination thereof, including, without limitation, any claims arising under the Rehabilitation Act of 1973, 29 USCss.ss.701 et seq., as amended; Title VII of the Civil Rights Act of 1964, 42 USCss.ss. 2000e et seq., as amended; the Civil Rights Act of 1991, 2 USCss.ss.60 et seq., as applicable; the Age Discrimination in Employment Act of 1967, 29 USCss.ss.621 et seq., as amended ("ADEA"); the Americans with Disabilities Act, 29 USCss.ss.706 et seq. ("ADA"); the Family and Medical Leave Act, 29 U.S.C.ss.2601 et. seq. ("FMLA"); the Employee Retirement Income Security Act of 1974, 29 USCss.ss. 301 et seq., as amended ("ERISA"); the Massachusetts Fair Employment Practices Act, Mass. Gen. Laws. Ann. ch. 151B,ss.1 et seq.; the Massachusetts Wage Payment Law, Mass Gen. Laws Ann. ch. 149,ss.ss.148 et seq.; the Massachusetts Equal Pay Law, Mass. Gen. Laws Ann. ch. 149,ss.ss.105A to 105C; the Massachusetts Age Discrimination Law, Mass. Gen. Laws Ann. ch. 149,ss.ss.24A et seq.; the Florida Civil Rights Act of 1992 as amended, Fla. Stat.ss.ss.760.01 et seq.; the Florida Private Whistleblower Act, Fla. Stat.ss.448.101 et seq.; Florida's Workers Compensation laws, Fla. Stat. Ch. 440; and all other claims under any federal, state or local law, whether statutory, regulatory, or common law, including, without limitation, any claims for discriminatory or wrongful discharge, now or hereafter recognized, and any claims for attorneys' fees, costs, disbursements and the like. This General Release is effective without regard to the legal nature of the claims raised or whether such claims are based upon tort, equity, implied or express contract, or discrimination of any sort. Nothing in this General Release shall be deemed to be a waiver of any claims that may arise after the date I sign this General Release, to claims not relating to my employment that I may have under the Share Purchase Agreement dated as of August 10, 2005 to which the Company and I are parties and the documents executed in connection therewith or to claims for indemnification or advancement of expenses that I may have as a director or officer of the Company so long as such claims do not relate to and would not give rise to a basis for a claim for indemnification under such Share Purchase Agreement. The term "Company Group" shall have the meaning given that term in the Agreement.

2. Waiver. Subject to the limitations of paragraph 1 above, I expressly waive all rights afforded by any statute which expressly limits the effect of a


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

release with respect to unknown claims. I understand the significance of this release of unknown claims and the waiver of statutory protection against a release of unknown claims.

3. Termination of Employment; No Re-Hire. I hereby agree and recognize that my employment by the Company [* OR OTHER COMPANY GROUP MEMBER] was permanently and irrevocably severed on _______ __, _____, that I will not apply for or otherwise seek reemployment with any Company Group member at any time, and that neither the Company nor any other Company Group member has any obligation, contractual or otherwise to me to hire, rehire or reemploy me in the future. I acknowledge that the terms of the Agreement provide me with payments and benefits which are in addition to any amounts to which I otherwise would have been entitled.

4. No Disparagement. To the fullest extent permitted by law and unless otherwise required by law, I agree that I shall not publicly or privately make any disparaging comments, orally or in writing, about any member of the Company Group and shall not make any false statements, orally or in writing, about any of the Company Group's products or services. For purposes of this General Release, the term "disparage" includes, without limitation, comments or statements to the press or media or to any entity or individual with whom any member of the Company Group has a business relationship that would adversely affect in any manner the conduct of the business of any member of the Company Group or the business or personal reputation, as the case may be, of any member of the Company Group.

5. Certification. I hereby certify that I have read the terms of this General Release and understand its terms and effects, including the fact that I have agreed to RELEASE AND FOREVER DISCHARGE the Company Releasees from any and all legally waivable claims. I hereby certify that I have had adequate time to review and consider this General Release prior to signing and have signed this General Release voluntarily and knowingly in exchange for the consideration described in the Agreement, which is adequate and satisfactory to me. I further certify that I have been advised by the Company and am hereby advised in writing to consult with an attorney of my choosing prior to signing this General Release, and I have in fact consulted with an attorney or have had adequate time and opportunity to do so prior to signing this General Release. None of the above named parties, nor their agents, representatives, or attorneys have made any representations to me concerning the terms or effects of this General Release other than those contained herein.

6. Right to Revoke. I hereby acknowledge that I have been informed that I have the right to consider this Release for a period of 21 days prior to execution. I also understand that I have the right to revoke this Release for a period of seven days following execution by giving written notice to the Company at 4800 N.W. 157 Street, Miami, FL 33014, Attention: Chief Executive Officer.

7. Governing Law. This General Release shall be subject to, governed by, interpreted in accordance with and enforced under the laws of the state of Florida without regard to conflicts of law principles. I (a) irrevocably submit to the jurisdiction of the United States District Court for the Southern District of Florida and to the jurisdiction of any court of general jurisdiction in Miami-Dade County, Florida for the purposes of any suit, action or other proceeding arising out of or relating to this General Release, and (b) waive and agree not to assert in any such proceeding a claim that (i) I am not personally


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

subject to the jurisdiction of the courts referred to above, (ii) the suit or action was brought in an inconvenient forum, or (iii) the venue of the suit or action is improper.

8. Survival. I hereby further acknowledge that the terms of Sections 10 and 11 of the Agreement shall continue to apply for the time periods provided therein and that I will abide by and fully perform such obligations.

9. Entire Agreement. This General Release sets forth the entire agreement between the parties and fully supersedes any and all prior agreements or understandings between them. I agree that no promises or representations have been made to me in connection with the terms of this General Release other than those set forth herein.

10. Binding Effect. This General Release is binding upon, and shall inure to the benefit of, the parties and their respective heirs, administrators, executors, successors and assigns.

11. Effective Date. This General Release shall not become binding on any party until all parties have signed it. The effective date of this General Release shall be the eighth (8th) day following execution of this General Release by both parties.

         Intending to be legally bound hereby, I execute the foregoing General Release this ___ day of _____________, 20 ___.


------------------------                    ---------------------------
Witness

                    NO DISPARAGEMENT AGREEMENT OF THE COMPANY

To the fullest extent permitted by law, and unless otherwise required by law, the Company agrees that it will not publicly or privately make any disparaging comments, orally or in writing, about _____. For this purpose, the term "disparage" includes, without limitation, comments or statements to the press or media or to any entity or individual with whom _____ has a business relationship that would adversely affect in any manner the conduct of the business or personal reputation of _____.


                                                     QUIPP, INC.


                                                     By:
                                                        ------------------------

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